UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2010

PROLOR BIOTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52691	20-0854033
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Sapir Street Weizmann Science Park Nes-Ziona, Israel 74140
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (866) 644-7811

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      Regulation FD Disclosure.

PROLOR Biotech, Inc., a Nevada corporation (the “Company”), has commenced the process for listing its common stock, par value $0.00001 per share, on the Tel Aviv Stock Exchange (“TASE”).  The Company is presenting the following information to certain persons in connection with the proposed TASE listing:

❖	Plan for listing on the TASE by June
❖	TASE index inclusion, assuming current market cap
➢	Tel-Aviv 100, Tel-Aviv 75, Tel-Tech, Tel-Tech 15
➢	Biomed (9.5%)
❖	Anticipate US indexes inclusion in June
➢	Russell 2000, 3000
➢	MSCI Small Cap 1750
➢	Others

The Company’s listing of its common stock on TASE is subject to various terms and conditions, some of which are outside of the Company’s control, and there can be no assurance that the Company lists its common stock or any of its other securities on TASE, nor is there any assurance that the Company’s common stock or any of its other securities will be included in any of the indices described above.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

This Current Report on Form 8-K contains forward-looking statements, which may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “would”, “intends,” “estimates,” “suggests” and other words of similar meaning, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the Company’s business and prospects, including the risks that the Company may not succeed in generating any revenues or developing any commercial products, including any long-acting versions of human growth hormone, erythropoietin, interferon beta, GLP-1, and other products; that the long-acting products in development may fail, may not achieve the expected results or effectiveness and/or may not generate data that would support the approval or marketing of these products for the indications being studied or for other indications; that ongoing studies may not continue to show substantial or any activity; that the actual dollar amount of any grants from Israel’s Office of the Chief Scientist is uncertain and is subject to policy changes of the Israeli government, and that such grants may be insufficient to assist with product development; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. The results of clinical trials in humans may produce results that differ significantly from the results of clinical and other trials in animals. The results of early-stage trials may differ significantly from the results of more developed, later-stage trials. The development of any products using the CTP platform technology could also be affected by a number of other factors, including unexpected safety, efficacy or manufacturing issues, additional time requirements for data analyses and decision making, the impact of pharmaceutical industry regulation, the impact of competitive products and pricing and the impact of patents and other proprietary rights held by competitors and other third parties. In addition to the risk factors described above, investors should consider the economic, competitive, governmental, technological and other factors discussed in the Company’s filings with the Securities and Exchange Commission.  The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOR BIOTECH, INC.

Date:May 5, 2010	By:	/s/ Shai Novik
Shai Novik
President